Exhibit 10.16
Joint Development Agreement
This Agreement made and entered into effective as of the EFFECTIVE DATE by and between
BASF Construction Chemicals GmbH
Dr.-Albert-Frank-Strabe 32,
83308 Trostberg,
Germany
- hereinafter called BASF -
and
Aspen Aerogels, Inc.
30 Forbes Road
Building B
Northborough MA 01532
U.S.A.
- hereinafter called ASPEN -
WITNESSETH, THAT:
WHEREAS, BASF within the Construction Chemicals division of its parent company BASF SE, Ludwigshafen (Germany), coordinates research and development activities, it holds intellectual property rights, it is a manufacturer and supplier of construction chemicals and components and has developed know-how and expertise in the synthesis, development, manufacture, marketing and application of said products with a special regard to [***], such as [***] and [***], and such [***]; and
WHEREAS, ASPEN as a global performance materials company and manufacturer and supplier of specialty products has developed know-how and expertise in the synthesis, development, manufacture, marketing and application of thermal performance products, including packaging products and Spaceloft® insulation for building and construction and related composite products; and
WHEREAS, effective September 24, 2009 BASF and ASPEN have entered into a Confidential and Proprietary Information Non-Disclosure Agreement which regulates the exchange of confidential information and material to determine whether to establish a commercial partnership between BASF and ASPEN.
WHEREAS, based on the Non-Disclosure Agreement and with regard to a more wide-ranging developmental cooperation BASF and ASPEN are interested in a joint development collaboration in the field of “Improved insulation systems based on [***], with a special regard to [***] and/or [***], with insulation [***], for [***], with such [***] and/or [***] being specifically defined as [***] used as a [***], and the insulation [***] being [***] in the form of [***] and/or [***] made of aerogel [***]”.
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of this AGREEMENT, the PARTIES do hereby mutually covenant and agree as follows:
1.	DEFINITIONS.
“AGREEMENT” is this Joint Development Agreement in its entirety including the provisions of the CONFIDENTIALITY AGREEMENT.
“CONFIDENTIALITY AGREEMENT” is the Non-Disclosure Agreement effective September 24, 2009 and signed by BASF and ASPEN.
“BASF” is BASF Construction Chemicals GmbH, including its respective AFFILIATES.
“ASPEN” is Aspen Aerogels, Inc. including its respective AFFILIATES.
“AFFILIATES” is any company controlling, controlled by, or under common control with a PARTY, with “control” meaning directly or indirectly owning or controlling at least fifty percent (50%) of such companies voting stock, or processing the power to direct or cause the direction of its management and policies, and regarding BASF especially meaning its parent company BASF SE of Carl-Bosch-Str. 38, 67056 Ludwigshafen (Germany), BASF Wall Systems GmbH & Co. KG of Thölauer Str. 25, 95615 Marktredwitz (Germany), and Elastogran GmbH of Elastogranstrabe 60, 49448 Lemförde (Germany).
“PARTY” or “PARTIES” means BASF or ASPEN or jointly both of them.
“FIELD of AGREEMENT” is the “Improved insulation systems based on [***], with a special regard to [***] and/or [***], with insulation [***], for [***], with such [***] and/or [***] being specifically defined as [***] used as a [***], and the insulation [***] being [***] in the form of [***] and/or [***] made of aerogel [***]”.
“COLLABORATION” is the joint development by BASF and ASPEN under this AGREEMENT according to the PROJECT-PLAN and during the PROGRAM-PERIOD and regarding the joint development of DEVELOPED-PRODUCTS within the FIELD of AGREEMENT.
“TERRITORY” is worldwide.
“PROJECT-PLAN” is the program and time schedule for the development, evaluation, testing, optimization and commercialization of the DEVELOPED-PRODUCTS, as set forth more fully on Annex 1, attached hereto and incorporated herein by reference.
“DEVELOPED-PRODUCTS” is the method, process or product system for the combination of BASF-PRODUCTS, with ASPEN-PRODUCTS, specifically developed under the AGREEMENT and deriving from the COLLABORATION. All currently available commercial BASF-PRODUCTS, all currently available ASPEN-PRODUCTS, all BASF-PRODUCTS developed outside the COLLABORATION, all ASPEN-PRODUCTS developed outside the
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

COLLABORATION and all BACKGROUND TECHNOLOGY of either PARTY are excluded from the definition of DEVELOPED-PRODUCTS.
“PROGRAM-PERIOD” shall mean a period of one (1) year from the EFFECTIVE DATE, and shall thereafter automatically be renewed for another one (1) years unless it is terminated by either PARTY by giving to the other PARTY six (6) months’ prior written notice with effect as of end of a calendar year, with an allover maximum period of four (4) years.
“EFFECTIVE DATE” of this AGREEMENT is March 1, 2010.
“ASPEN-Know-how” is any know-how, information, knowledge and expertise, including intellectual property and proprietary information of ASPEN regarding ASPEN-PRODUCTS.
“ASPEN-PRODUCTS” are flexible insulation blankets, made of nanoporous silica aerogel with reinforcing fibers.
“BASF-Know-how” is any know-how, information, knowledge and expertise, including intellectual property and proprietary information of BASF regarding BASF-PRODUCTS.
“BASF-PRODUCTS” are [***] and [***] in formulated form, as well as such products containing [***].
“BACKGROUND TECHNOLOGY” are all inventions, Improvements, ideas, creations, concepts, know-how, trade secrets or discovery, whether patentable or not, owned by or in the possession of a PARTY prior to the EFFECTIVE DATE or conceived or reduced to practice outside of this AGREEMENT and outside of the COLLABORATION.
“BACKGROUND PATENT RIGHTS” of a PARTY is BACKGROUND TECHNOLOGY to the extent that a related invention is covered by the claims of any issued unexpired patents under the patent laws of any country.
“INVENTION” is and includes any invention, improvement, idea, creation, concept, know-how, trade secret or discovery deriving from the COLLABORATION, whether patentable or not.
“SOLE INVENTION” is any and all INVENTIONS made solely by one or more employees of a PARTY and/or one or more other person(s) from whom such PARTY is entitled to an assignment of all right, title and interest therein.
“JOINT INVENTION” is any and all INVENTIONS made by
- (a) one or more employees of ASPEN and/or other person(s) from whom ASPEN is entitled to an assignment of all right, title and interest therein; and
- (b) one or more employees of BASF and/or other person(s) from whom BASF is entitled to an assignment of all right, title and interest.
“COLLABORATION PATENT RIGHT(S)” is/are SOLE or JOINT INVENTIONS and any related patent applications, filed after the EFFECTIVE DATE by a PARTY, and any
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

continuations, continuations-in-part, divisions, reissues, examinations or extensions of the foregoing and any patents granted pursuant such application(s), to the extent that such INVENTION is covered by the claims of any patent of the country in which said patent exists.
“PROPRIETARY INFORMATION” is information in any form, tangible or intangible, which may be disclosed under the AGREEMENT by a Disclosing PARTY to a Receiving PARTY, which is non public, proprietary, a trade secret or confidential in nature.
“RESULTS” are PROPRIETARY INFORMATION, INVENTIONS and COLLABORATION PATENT RIGHT(S) deriving from the COLLABORATION, including product samples.
“Disclosing PARTY” is a PARTY that supplies RESULTS to the other PARTY.
“Receiving PARTY” is a PARTY that receives RESULTS from a Disclosing Party.
“Third Party” is any entity or individual other than BASF or ASPEN and/or its respective AFFILIATES.
2.	Annexes to the AGREEMENT.
Annex 1: Describes the PROJECT-PLAN
Annex 2: Describes the key characteristics of currently commercialized ASPEN-PRODUCTS
Annex 3: Describes the key characteristics of currently commercialized BASF-PRODUCTS
3.	DEVELOPMENT PROGRAM.

3.1	Commencing on the EFFECTIVE DATE, the PARTIES shall conduct the COLLABORATION for the development, evaluation, testing and optimization of the DEVELOPED-PRODUCTS.

3.2	The PARTIES will collaborate on developing [processing] and application tests to evaluate the DEVELOPED-PRODUCTS.

3.3	BASF and ASPEN shall use best efforts to develop, evaluate and test the DEVELOPED PRODUCTS within a reasonable time after the EFFECTIVE DATE, but in no event later than two (2) consecutive years from the EFFECTIVE DATE.

3.4	The execution of the COLLABORATION shall take place, with respect to the research, development, design and formulation of the DEVELOPED-PRODUCTS on BASF’s premises at BASF’s site in Trostberg and/or the sites of its AFFILIATES BASF Wall Systems GmbH & Co. KG, and/or Elastogran GmbH and/or BASF SE in each case in close contact and exchange between BASF and ASPEN.

BASF-PRODUCTS to be tested by BASF within the scope of the COLLABORATION shall be selected by BASF, and BASF shall specify these BASF-PRODUCTS with regard
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

to their possible qualities and under the specifications as defined in Annex 3, respectively.

ASPEN-PRODUCTS to be tested by BASF within the scope of the COLLABORATION shall be selected by ASPEN, and ASPEN shall specify these ASPEN-PRODUCTS with regard to their possible qualities and under the specifications as defined in Annex 2, respectively.

3.5	BASF shall evaluate, test and report on the DEVELOPED-PRODUCTS’ suitability and effectiveness in [***]. BASF shall provide designated representatives of ASPEN with periodic written reports of BASF’s progress in the testing of the ASPEN-PRODUCTS provided by ASPEN in DEVELOPED-PRODUCTS. BASF shall provide a final written report upon the completion of the COLLABORATION setting forth in detail the evaluations and tests conducted and all results obtained, as well as all conclusions which BASF reaches with respect to the effectiveness of the DEVELOPED-PRODUCTS. BASF agrees to provide ASPEN access to all testing and evaluation data BASF obtains during the period of exclusivity referenced herein, if any.

3.6	BASF shall in its sole discretion determine the feasibility of commercially producing the DEVELOPED-PRODUCTS.

3.7	BASF and ASPEN shall identify any product they provide under the COLLABORATION for testing that is a commercial product of BASF or ASPEN, respectively.

3.8	With respect to the application, marketing and initial commercialization of DEVELOPED-PRODUCTS BASF and ASPEN will jointly negotiate and agree to a separate agreement in due time.

The PARTIES undertake to use their best efforts to start a commercial exploitation of the DEVELOPED-PRODUCTS as soon as the said DEVELOPED-PRODUCTS will be definitely validated by the PARTIES, and provided that the said DEVELOPED-PRODUCTS will be in accordance with the specifications of the present AGREEMENT.

3.9	The PARTIES are each allowed to inspect each other’s RESULTS as appropriate and shall inform each other on a regular basis of the progress of the COLLABORATION according to the milestone plannings as defined in Annex 1 but not later than by the end of each quarter.

RESULTS shall be made available to each other by the PARTIES after completion of the COLLABORATION at its latest in an appropriate form.

3.10	It is agreed that the PARTIES shall exchange RESULTS and/or arrange additional steps at least once a quarter, within the scope of a work meeting, regarding RESULTS, the progress of the work and future measures with respect to the COLLABORATION. If necessary, the PARTIES shall jointly modify the COLLABORATION in accordance with Articles 1 and 3.1, having regard to the respectively obtained RESULTS. The
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

PARTIES reserve their right to propose changes to the COLLABORATION and the DEVELOPED-PRODUCTS at any time and this AGREEMENT may be modified accordingly with the approval of each PARTY.

3.10	The contact persons at BASF for arranging details to the COLLABORATION and for other technical objectives of this AGREEMENT are Dr. Michael Duetsch (e-mail: michael.duetsch@basf.com; phone: +49 (0) 8621 86 3642) as coordinator and Stephan Detrois (e-mail: stephan.detrois@basf.com; phone: +49 (0) 69 63308 135) as project manager.

3.11	The contact person at ASPEN for arranging details to the COLLABORATION, drawing up the final report and for other technical objectives of this AGREEMENT is Donald Young (e-mail:dyoung@aerogel.com, tel.:(508) 691-1160) as coordinator and Michael O’Connor as project manager (e-mail: moconnor@aerogel.com, tel.: +49 (0) 7851 957911).

3.12	The COLLABORATION will be managed by a Steering Committee made up of representatives from both PARTIES. The steering committee shall be responsible for the PROJECT-PLAN, its milestones and reviews. The Steering Committee shall meet in person on at least a quarterly basis to review the COLLABORATION progress and make decisions about its direction. The Steering Committee is of a total of six (6) members with three(3) members of each PARTY. Each PARTIES’ members to the Steering Committee will be set forth on Annex 1 hereto from time to time and each PARTY may substitute members of the Steering Committee by notice to the other PARTY.

4.	PROPRIETARY RIGHTS.

4.1	All RESULTS related to BASF-PRODUCTS made during the term of the AGREEMENT shall be the sole property of BASF. BASF may freely exploit these results and in particular also use them freely in connection with property right applications.

4.2	All RESULTS related to ASPEN-PRODUCTS made during the term of the AGREEMENT shall be the sole property of ASPEN. ASPEN may freely exploit these results and in particular also use them freely in connection with property right applications.

4.3	All RESULTS, whether a SOLE INVENTION of either PARTY or a JOINT INVENTION, made under the AGREEMENT and related to DEVELOPED-PRODUCTS shall be owned exclusively by [***]. [***] will, at [***] cost and expense, execute all documents and do all acts which may, in the opinion of [***] or its designee’s counsel, be necessary or desirable to confirm in [***] or its designee all right, title and interest throughout the world in and to the DEVELOPED-PRODUCTS, and to enable and assist [***] or its designee to file patent applications and to procure, maintain, enforce and defend patent, petty patents and other applicable statutory protection throughout the world on all DEVELOPED-PRODUCTS which may be patentable.
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.4	Any patent applications considered necessary in the reasonable legal and business judgment of BASF to protect the proprietary position of BASF in any of the DEVELOPED-PRODUCTS will be prepared and filed by BASF or its designee (jointly in BASF’s and ASPEN’s name, if jointly invented, solely in BASF’s name if solely invented) with the expenses of these patent applications being borne by BASF. Inventorship will be determined according to the applicable national law or under U.S. patent law. All such patent applications shall be provided to ASPEN at least thirty (30) days prior to filing for review and comment.

4.5	Any patent applications considered necessary in the reasonable legal and business judgment of ASPEN to protect the proprietary position of ASPEN in any of the ASPEN-PRODUCTS will be prepared and filed by ASPEN or its designee (jointly in BASF’s and ASPEN’s name, if jointly invented, solely in ASPEN’s name if solely invented) with the expenses of these patent applications being borne by ASPEN. Inventorship will be determined according to a specific national law or under U.S. patent law. All such patent applications shall be provided to BASF at least thirty (30) days prior to filing for review and comment.

4.6	Each PARTY acknowledges and agrees, as between the PARTIES, that, the other PARTY exclusively owns and has expertise in and to certain BACKGROUND TECHNOLOGY and exclusively owns or controls certain BACKGROUND PATENT RIGHTS, and patent applications and other intellectual property rights related thereto. Each PARTY will continue to exclusively own all right, title and interest in and to its BACKGROUND TECHNOLOGY and BACKGROUND PATENT RIGHTS, patent applications and related intellectual properties.

4.7	In the event that any PARTY determines for whatever reason not to file patent applications or to maintain patent rights, in either case with respect to RESULTS relating to BASF-PRODUCTS, ASPEN-PRODUCTS or the DEVELOPED-PRODUCTS, as the case may be, each PARTY will, in good faith, negotiate the grant of appropriate rights to exploit or commercialize said RESULTS to the other PARTY (subject at all times to each PARTY’s rights to protect such PARTY’S PROPRIETARY INFORMATION and intellectual property rights). In addition, if one PARTY’s BACKGROUND TECHNOLOGY or BACKGROUND PATENT RIGHTS are required in order for the other PARTY to exploit or commercialize the RESULTS relating to BASF-PRODUCTS, ASPEN-PRODUCTS or the DEVELOPED-PRODUCTS, as the case may be, each PARTY will, in good faith, negotiate the grant of appropriate rights to utilize such BACKGROUND TECHNOLOGY or BACKGROUND PATENT RIGHTS in connection therewith.

4.8	Except as specifically set forth herein, no patent right or license, express or implied, is granted by the terms of this AGREEMENT.

4.9	A PARTY is entitled to use the RESULTS of the other PARTY in their scientific/technical basic statement for their own R&D and non commercial purposes
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

only if and in so far as this does not infringe a PARTY’S intellectual property rights or otherwise conflict with the other provisions of this AGREEMENT.

5.	REMUNERATION.

5.1	Unless otherwise mutually agreed in a specific case, each PARTY shall bear the costs and other expenditure respectively arising at its end for executing the COLLABORATION, with BASF being responsible for financing its research, development, design and formulation activities for DEVELOPED-PRODUCTS, and with ASPEN being responsible for providing BASF with reasonable quantities of ASPEN-PRODUCTS for free in accordance with the Project Plan. In the event of important changes with regard to the scope of the COLLABORATION to be executed or other assumptions on which these estimates are based, the PARTIES shall come to a mutual agreement regarding appropriate adjustment.

5.2	If specific equipment is required for the execution of the COLLABORATION that is not available to one of the PARTIES for executing the work but is necessary for executing that specific part of the COLLABORATION concerning that PARTY, this equipment shall if possible be provided by the other PARTY free of charge. Unless otherwise agreed in an individual case, such equipment may only be used for the execution of the COLLABORATION and must be returned in its original or adequate condition after the COLLABORATION has been completed.

5.3	There shall be no reimbursement of costs for services provided and for expenses paid within the scope of the COLLABORATION up to the time of termination.

6.	CONFIDENTIALITY.

The PARTIES acknowledge the further existence of the CONFIDENTIALITY AGREEMENT and agree that its clauses and provisions shall apply as to PROPRIETARY INFORMATION and other information exchanged by the PARTIES under this AGREEMENT. For the avoidance of doubt, PROPRIETARY INFORMATION shall be treated as “CONFIDENTIAL AND PROPRIETARY INFORMATION” as such term is used in the CONFIDENTIALITY AGREEMENT.

The term of the CONFIDENTIALITY AGREEMENT shall be coextensive with the term of the AGREEMENT.

The obligations of confidentiality shall survive the termination of this AGREEMENT or any extension thereof for the period prescribed by the CONFIDENTIALITY AGREEMENT.

7.	THIRD PARTY INTELLECTUAL PROPERTY.

7.1	BASF makes no representation that any BASF-PRODUCT and/or DEVELOPED PRODUCT, resulting from the COLLABORATION, can be made, used or sold without infringing the intellectual property rights of a Third Party and assumes no liability for
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

such matters. BASF hereby disclaims any warranty of non infringement of the intellectual property rights of a Third Party.

7.2	ASPEN makes no representation that any ASPEN-PRODUCT and/or DEVELOPED-PRODUCT resulting from the COLLABORATION, can be made, used or sold without infringing the intellectual property rights of a Third Party and assumes no liability for such matters. ASPEN hereby disclaims any warranty of non-infringement of the intellectual property rights of Third Party.

8.	TERM AND LIMITATION.

8.1	This AGREEMENT shall become effective on the EFFECTIVE DATE and shall terminate on the two (2) year anniversary of the EFFECTIVE DATE, unless sooner terminated in accordance with paragraphs 8.2, 8.3 or 8.6. The PARTIES may mutually agree in writing to extend the term of the AGREEMENT.

8.2	The PARTIES may mutually agree to terminate this AGREEMENT prior to the end of the period set out in paragraph 8.1, with sixty (60) days prior written notice to the other PARTY.

8.3	Each PARTY is entitled to terminate this AGREEMENT without cause with a notice period of thirty (30) days. Termination with immediate effect is only possible for good cause.

Good cause for termination can be constituted in particular by the following (after notice and a reasonable opportunity to cure (if capable of cure)):
a)	the existence of changes to the statutory framework conditions which substantially affect the development objective being pursued,

b)	a lack of progress in development or other delays as a result of events for which the terminating party is not responsible or other circumstances which make it seem impossible for the development objective being pursued to be reached on schedule,

c)	if the development subject itself or milestones thereof being pursued cannot be achieved or can only be achieved with unforeseen additional expense which is not justifiable from an economic point of view.
8.4	If either PARTY hereto fails to perform or fulfill any obligation or condition required by this AGREEMENT, and if such default shall continue in effect for sixty (60) days after written notice thereof is given by the non-defaulting PARTY, the non-defaulting PARTY shall have the right to terminate this AGREEMENT by giving written notice of termination to the defaulting PARTY at any time within ninety (90) days after such sixty (60) day period. It is understood that the defaulting PARTY hereunder shall have the right to remedy such default within the sixty (60) day period. Any termination of this AGREEMENT pursuant to this paragraph 8.4 shall be in addition to, and shall not be exclusive of or prejudicial to any other rights or remedies the non-defaulting PARTY may have.
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.5	Neither PARTY shall be in default under paragraph 8.4 by reason of its delay in the performance of or failure to perform any of its obligations hereunder, if such delay or failure is caused by strikes, acts of God or the public enemy, riots, incendiaries, interference by civil or military authorities, compliance with governmental laws, regulations, security, delay in transit or deliver, inability to secure necessary governmental priorities for material, or any other failure caused by the occurrence of an event beyond its control and not caused by its fault or negligence.

8.6	Expiration or termination of this AGREEMENT for whatever reason shall not terminate the obligations as set forth in Articles 4 and 7.

8.7	Either PARTY shall be entitled to terminate the AGREEMENT in the event of the other PARTY becomes insolvent, discontinues business or is adjudicated a bankrupt, or files a voluntary petition in bankruptcy or otherwise for protection under similar laws.

8.8	BASF shall be entitled to terminate the AGREEMENT in the event that ASPEN undergoes a change in the ownership or control, however, with the new owner being a direct competitor of BASF in the business field of [***].

8.9	In the case of termination in accordance with this Article 8, the PARTIES shall cease the COLLABORATION as of the effective date of such termination and make available to one another the RESULTS obtained until this termination in accordance with Article 4.

9.	EXCLUSIVITY.

9.1	The COLLABORATION is exclusive to the PARTIES for a maximum period of two (2) years beginning from the EFFECTIVE DATE. During such period of exclusivity, ASPEN agrees not to enter into an agreement with any Third Party for the research, development, design and formulation within the FIELD of AGREEMENT involving BASF-PRODUCTS and BASF agrees not to enter into an agreement with any Third Party for the research, development, design and formulation within the FIELD of AGREEMENT involving ASPEN-PRODUCTS.

9.2	Subject to the provisions of Section 9.3 below, the PARTIES agree that after BASF determines to commercialize the DEVELOPED-PRODUCTS, and gives ASPEN notice of its intent to commercialize the DEVELOPED-PRODUCTS, the PARTIES will enter into negotiations for a supply agreement whose terms will include, among other things, supplying BASF exclusively, with ASPEN-PRODUCTS suitable for manufacturing DEVELOPED-PRODUCTS for a period of two (2) years from the termination date of the COLLABORATION and BASF agreeing to exclusively utilize ASPEN-PRODUCTS for manufacturing DEVELOPED-PRODUCTS.

9.3	The PARTIES agree to work in good faith to define volume requirements, where purchase of a minimum quantity of ASPEN-PRODUCTS would be required and at prices which allow both PARTIES to realize a reasonable profit on the DEVELOPED-PRODUCTS involved. If, during or upon completion of the COLLABORATION, either PARTY determines, in its sole business judgment, that it would not be profitable to offer
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

the DEVELOPED-PRODUCTS commercially, the PARTIES shall not be obligated to enter into an exclusive supply agreement.

9.4	For the avoidance of doubt, if this AGREEMENT is terminated for any reason, the provisions of this Section 9 shall terminate and be of no further effect as of the effective date of such termination.

10.	LIMITATION OF LIABILITIES AND EXCLUSION OF DAMAGES; DISCLAIMER OF WARRANTY.

10.1	NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, INTERRUPTION OR LOSS OF BUSINESS OR OTHER ECONOMIC LOSS) ARISING OUT OF THIS AGREEMENT OR WITH RESPECT TO A PARTY’S PERFORMANCE OR NON-PERFORMANCE HEREUNDER.

10.2	EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY PROVIDES ANY WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, AND EACH PARTY HEREBY DISCLAIMS ALL OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.3	All samples and prototypes furnished by one PARTY to the other PARTY hereunder are developmental materials and are not to be used except for internal evaluation. It is further agreed that a PARTY shall not be liable to the other PARTY for any damages arising out of or resulting from anything made available hereunder.

10.4	Each PARTY shall assume the risk of loss or damage arising out of the performance of this AGREEMENT, whether to its own property or the injury or death of a Third Party or its employees, agents or representatives, regardless of the cause of injury or death. Each PARTY shall indemnify and hold harmless the other PARTY from and against all claims or liability from such injury, death, damage or loss of property of a Third Party or is employees, agents or representatives, unless such injury, death, damage or loss is caused by the gross negligence or the wilful misconduct of the PARTY hereto seeking indemnity. In consideration for receiving permission to visiting a research or production facility of the other PARTY, each PARTY as the visiting party shall be responsible that its employees follow all instructions, rules and directions of the hosting party for the particular facility.

10.5	The PARTIES undertake to
(a)	exercise scientific care on the basis of the state of science and technology;

(b)	execute the COLLABORATION in accordance with the specifications agreed on the basis of this AGREEMENT and in compliance with all the relevant legal provisions and official guidelines;
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(c)	provide trained and appropriately qualified staff for the execution of the COLLABORATION and to make available to them all the necessary installations and equipment;

(d)	ensure that all the data, reports and other information mutually provided are in accordance with the most recent state of scientific knowledge and are compiled in a format agreed between the PARTIES.
None of the PARTIES guarantees that a research and development objective being pursued will actually be achieved unless specific qualities of the RESULTS are explicitly guaranteed in writing.

11.	PUBLICATION.

Each PARTY will consult with the other PARTY prior to any publication of the RESULTS and will provide to the other PARTY a copy of the proposed publication.

12.	MISCELLANEOUS.

12.1	Notices

All notices provided under this AGREEMENT shall be given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by deposit with a nationally recognized overnight courier, freight prepaid, with written verification of receipt, in each case addressed to the PARTIES respectively at the following addresses:
BASF Construction Chemicals GmbH
Dr.-Albert-Frank-Strabe 32,
83308 Trostberg,
Germany
Attn: Dr. Reinhard Kröner
Telephone: +49 (0) 8621 86 2693
Fax: +49 (0) 8621 86 2595
E-mail: reinhard.kroener@basf.com
Aspen Aerogels, Inc.
30 Forbes Road
Building B
Northborough, MA 01532
U.S.A.
Attn:
Telephone:
Fax:
E-mail:
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

12.2	Governing Law; Arbitration

This AGREEMENT (including any claim or controversy arising out of or relating to this AGREEMENT) shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflict of law principles that would result in the application of any law other than the law of the Commonwealth of Pennsylvania.

Any unresolved controversy or claim arising out of or relating to this AGREEMENT, except any such controversies or claims arising out of either PARTY’s intellectual property rights for which a provisional remedy or equitable relief is sought, shall be submitted to arbitration by one arbitrator mutually agreed upon by the PARTIES, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by the American Arbitration Association (the “AAA”), then by one arbitrator having reasonable experience in commercial transactions of the type provided for in this AGREEMENT and who is chosen by the AAA. The arbitration shall take place in New York, New York, in accordance with the AAA rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. The arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings. Each party will bear its own costs in respect of any disputes arising under this AGREEMENT. Each of the parties to this AGREEMENT consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Pennsylvania or any court of the Commonwealth of Pennsylvania having subject matter jurisdiction.

12.3	Entire Agreement; Assignment

This AGREEMENT constitutes the complete, final and exclusive understanding and agreement of the PARTIES hereto, and — with the exception of the CONFIDENTIALITY AGREEMENT — cancel and supersede any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the PARTIES respecting the subject matter hereof, and neither PARTY shall be liable or bound to any other PARTY in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. No amendment or modification of this AGREEMENT shall be valid or binding upon the PARTIES unless made in writing and signed by each PARTY hereto. Nothing in this AGREEMENT, express or implied, is intended to confer upon any party, other than the PARTIES hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this AGREEMENT, except as expressly provided herein. Neither PARTY may assign this AGREEMENT without the express written consent of the other PARTY hereto. Any other purported assignment shall be void. Notwithstanding the foregoing the AGREEMENT may be assigned to an AFFILIATE of either PARTY or in connection with a change in the ownership or control of a PARTY.
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

12.4	Severability

Whenever possible, each provision of this AGREEMENT shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this AGREEMENT is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this AGREEMENT. In the event of such invalidity, the PARTIES shall seek to agree on an alternative enforceable provision that preserves the original purpose of this AGREEMENT.

12.5	Counterparts

This AGREEMENT may be executed simultaneously in two counterparts, either one of which need not contain the signature of more than one PARTY but both such counterparts taken together shall constitute one and the same agreement.

12.6	Independent Contractors

Except as expressly provided herein, nothing contained in this AGREEMENT shall authorize either PARTY to act as an agent of, or bind or commit, the other PARTY to any obligation to any Third Party. Except as expressly provided herein, nothing contained in this AGREEMENT shall be construed so as to constitute the PARTIES as legal partners, joint venturers, agents and principal, or employee and employer. Each PARTY will act hereunder solely as an independent entity.
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, this AGREEMENT has been executed by duly authorized representatives of the PARTIES on the date set forth below the respective signature lines.
Trostberg, this April 19, 2010
BASF Construction Chemicals GmbH

/s/ Dr. Joachim Roser	ppa. /s/ Dr. Reinhard Kröner

Dr. Joachim Roser	Dr. Reinhard Kröner
(Managing Director)	(Authorized Officer)

Northborough, this April 19, 2010

Aspen Aerogels, Inc.

/s/ Donald R. Young

Donald R. Young
(President and Chief Executive Officer)
Attachment:
Annexes 1, 2 and 3
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

First Addendum to Joint Development Agreement dated March 1, 2010 between
BASF Construction Chemicals GmbH and Aspen Aerogels, Inc.
     WHEREAS BASF Construction Chemicals GmbH (“BASF”) and Aspen Aerogels, Inc. (“ASPEN”) are parties to a Joint Development Agreement dated March 1, 2010 (the “AGREEMENT”), which document(s) and terms are incorporated by reference herein; and
     WHEREAS, the Parties desire to clarify and obtain licenses under the FIELD of AGREEMENT and COLLABORATION PATENT RIGHT(S) upon the terms and conditions hereinafter set forth in this addendum (“ADDENDUM”).
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, agree as follows:
     Terms used herein and defined in the AGREEMENT have the meaning(s) as set forth in the AGREEMENT.
     Pursuant to the AGREEMENT, the PARTIES have agreed to file patent applications on RESULTS and wish to confirm the rights and obligations herein.
I. Grant
     (A) BASF hereby grants to ASPEN a worldwide, fee free, paid up, transferable, non-royalty-bearing, exclusive license under its COLLABORATION PATENT RIGHT ( Title: [***], [***], Patent application numbers: [***] and [***] both filed on [***] and any patent application filed anywhere in the world claiming benefit of the identified patent applications) to make, have made, use and sell DEVELOPED PRODUCTS outside the FIELD of AGREEMENT.
     (B) ASPEN hereby grants to BASF a worldwide, fee free, paid up, transferable, non-royalty-bearing, exclusive license under its COLLABORATION PATENT RIGHT (Title: [***], (Docket No: [***], patent application number: [***] filed on [***] and any patent application filed anywhere in the world claiming benefit of the identified patent application) to make, have made, use and sell DEVELOPED PRODUCTS within the FIELD of AGREEMENT.
II. Survival
     This ADDENDUM survives the AGREEMENT and terminates upon the expiration of the last to expire COLLABORATION PATENT RIGHT(S).
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, the parties have set their hands and seals by their duly authorized representatives as of the date(s) set forth below.

For ASPEN AEROGELS, INC.	For BASF CONSTRUCTION CHEMICALS GmbH

/s/ Donald R. Young	/s/ Joachim Roser

Name: Donald R. Young	Name: Dr. Joachim Roser

Title: President & Chief Executive Officer	Title: Managing Director

Date: Jan 20, 2011	Date:

ppa. /s/ Reinhard Kröner

Name: Dr. Reinhard Kröner

Title: Authorized Officer

Date: Jan 18, 2011
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.